UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 1700, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(888) 611-9888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Distribution Solutions Group, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on May 24, 2023 (the “Original Form 8-K”). The Original Form 8-K was filed to report the results of the Company’s 2023 Annual Meeting of Stockholders held on May 19, 2023 (the “2023 Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to the frequency of future stockholder advisory votes regarding the compensation of the Company’s named executive officers (“Say on Pay” votes). Except as set forth herein, no other changes have been made to the Original Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(d) As previously reported in the Original Form 8-K, in a non-binding advisory vote held at the 2023 Annual Meeting, stockholders approved the frequency of future Say on Pay votes as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Voters
19,528,395	28,320	340,814	19,469	737,667

The Company’s Board of Directors (the “Board’) has considered the outcome of this advisory vote and has determined, consistent with the recommendation made by the Board in the Company’s proxy statement for the 2023 Annual Meeting, that the Company will continue to hold an annual Say on Pay vote until the next vote on the frequency of holding such advisory votes, which is currently required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.
(Registrant)

Date: August 17, 2023	By:	/s/ Richard D. Pufpaf
	Name:	Richard D. Pufpaf
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary